UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 19, 2008

ALPHARMA INC.
(Exact Name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8593 (Commission File Number)	22-2095212 (IRS Employer Identification No.)

440 Route 22, Bridgewater New Jersey 08807 (Address of principal executive offices)
(866) 322-2525 (Registrant's telephone number, including area code)
Not Applicable Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On June 19, 2008, Alpharma Inc. (the "Registrant") announced a change in the role of Ronald N. Warner, Ph.D., one of its named executive officers. Dr. Warner, the President of the Registrant's Pharmaceuticals Division since 2005, has now been appointed to the position of Executive Vice President and Chief Scientific Officer, effective immediately. The Registrant issued a press release on June 19, 2008 announcing this change, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by the Registrant on June 19, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ALPHARMA INC. (Registrant)
By: /s/ Thomas J. Spellman III Thomas J. Spellman III Executive Vice President, General Counsel & Corporate Secretary

Date: June 24, 2008